UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Remark Holdings, Inc.

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800 S. Commerce St.
Las Vegas, Nevada 89106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2024

Dear Stockholder:

We cordially invite you to the Remark Holdings, Inc. (“Remark,” “we,” “us,” or “our”) 2024 annual meeting of stockholders (the “Annual Meeting”), which will be held on December 30, 2024 at 1:00 p.m. ET via audio webcast only. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://meetnow.global/[●]. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation. There is no physical location for the Annual Meeting.

We have scheduled the Annual Meeting to:

1.elect five directors, named in the accompanying proxy statement, to our Board of Directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;

2.ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.approve amendments to our 2022 Incentive Plan;

4.approve the Redomestication of Remark to the State of Nevada by conversion; and

5.transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The accompanying proxy statement sets forth additional information regarding the Annual Meeting, and provides you with detailed information regarding the business to be considered at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only persons or entities holding shares of our Common Stock or Series A Voting Preferred Stock at the close of business on October 31, 2024, the record date for the Annual Meeting, will receive notice of the Annual Meeting and be entitled to vote during the Annual Meeting or any adjournments or postponements thereof.

This notice, the accompanying proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the proxy card or voting instructions form, as applicable, are being first distributed and made available to stockholders on or about [●], 2024. Our Annual Report on Form 10-K for the year ended December 31, 2023 is not a part of our proxy solicitation materials.

YOUR VOTE IS VERY IMPORTANT. Regardless of whether you plan to attend the virtual Annual Meeting, we ask that you promptly cast your vote in advance following the instructions provided in the proxy card or voting instructions form, as applicable, so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

By order of the Board of Directors,

Kai-Shing Tao
Chairman and Chief Executive Officer

Las Vegas, Nevada
[●], 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Notice, our proxy statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) are available at www.envisionreports.com/MARK, as well as via the Investor Relations section of our website at www.remarkholdings.com.

REMARK HOLDINGS, INC.
800 S. Commerce St.
Las Vegas, NV 89106

PROXY STATEMENT
FOR
2024 ANNUAL MEETING OF STOCKHOLDERS

ANNUAL MEETING INFORMATION

When	December 30, 2024 1:00 p.m. ET
Where	Virtual meeting at https://meetnow.global/[●]
Who May Vote	Persons or entities holding shares of our common stock, $0.001 par value per share (“Common Stock”) or holding shares of our Series A Voting Preferred Stock, $0.001 par value per share (“Voting Preferred Stock”), at the close of business on the record date (“stockholders”)
Record Date	October 31, 2024

General

Remark Holdings, Inc. (“Remark,” “we,” “us” or “our”), is making this proxy statement (this “Proxy Statement”) available to you on or about [●], 2024 in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The proxy materials, which you can find at www.envisionreports.com/MARK, include the Proxy Statement and the form of proxy. Our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”) can also be accessed at www.envisionreports.com/MARK, but the 2023 Form 10-K is not a part of our proxy solicitation materials. The Proxy Statement and 2023 Form 10-K may also be accessed via the Investor Relations section of our website at www.remarkholdings.com. References in the Proxy Statement to the Annual Meeting also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable.

Attending and Participating at the Virtual Annual Meeting

We will be holding our Annual Meeting in a virtual meeting format only, via audio webcast. There will be no physical in-person meeting. If you are a stockholder of record as of the close of business on October 31, 2024, you may attend, vote, and ask questions during the meeting by logging into the meeting at https://meetnow.global/[●] and enter the [●]-digit control number included on your proxy card. You may also submit questions prior to the meeting by logging in at https://meetnow.global/[●] and clicking the appropriate link.

You may also visit https://meetnow.global/[●] and log in as a guest, although you will not be able to vote your shares during the virtual Annual Meeting if you participate as a guest. We encourage you to access the virtual Annual Meeting prior to the start time, leaving ample time to confirm that your Internet or Wi-Fi connection is sufficient to access the features of the virtual Annual Meeting, and to allow sufficient time to check in. The virtual Annual Meeting platform is fully supported across browsers (such as MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the Annual Meeting. While there is no fee to attend the virtual Annual Meeting, you may incur data or other fees imposed by your Internet or wireless carrier.

The recording, reproduction or distribution of the virtual Annual Meeting, or any portion thereof, is strictly prohibited.

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Rationale for the Virtual Format

We believe that hosting a virtual meeting will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world and will improve our ability to communicate more effectively with our stockholders. We have designed the Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.

VOTING INFORMATION

The Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Meeting Agenda and Voting Recommendations

Proposal	Voting Recommendation of our Board of Directors	Page on Which You May Find More Information
Election of five directors (“Proposal 1”)	FOR each director nominee	4
Ratification of the appointment of Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm for the fiscal year ended December 31, 2024 (“Proposal 2”)	FOR	7
Approval of Amendments to the Remark Holdings, Inc. 2022 Incentive Plan (“Proposal 3” or “Plan Amendment Proposal”)	FOR	9
Approval of the redomestication of Remark to the State of Nevada by conversion (“Proposal 4”)	FOR	15

Only stockholders who own our Common Stock or our Voting Preferred Stock, as of the close of business on October 31, 2024, the record date for the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting. On the Record Date, (i) 57,821,791 shares of Common Stock were issued and outstanding, and (ii) 150,000 shares of Voting Preferred Stock were issued and outstanding. Each share of Common Stock is entitled to one vote per share on each matter brought before the Annual Meeting. Each share of Voting Preferred Stock is entitled to 1,000 votes per share on each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

On October 31, 2024, we sold 150,000 shares of Voting Preferred Stock to Kai-Shing Tao,our Chairman and Chief Executive Officer, at an offering price of $0.001 per share. Also on October 31, 2024, we and Mr. Tao entered into a Voting Agreement pursuant to which Mr. Tao agreed that at any meeting of our stockholders at which any of the Voting Proposals (as such term is defined in the Certificate of Designations) is presented by us to our stockholders, including at every adjournment or postponement thereof, Mr. Tao would vote his shares of Voting Preferred Stock in accordance with the recommendations of our Board of Directors as stated in the applicable definitive proxy statement that we filed with the SEC in connection with such annual or special meeting. Accordingly, in accordance with his obligations under the Voting Agreement, Mr. Tao will vote all of his shares of Voting Preferred Stock “FOR” each director nominee and “FOR’ each of Proposals 2, 3 and 4 at the Annual Meeting. As a result, it is expected that each director nominee will be elected and each of Proposals 2, 3 and 4 will be approved.

Voting Your Shares

Stockholders of Record

If you are a registered stockholder, you may attend and vote electronically through the virtual Annual Meeting platform. If you do not wish to vote during the Annual Meeting or if you will not be attending the Annual Meeting, you

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may vote by proxy via telephone or the Internet by following the instructions provided in the accompanying proxy card. If you choose to vote your shares by proxy and you indicate your voting choices, your shares will be voted as you instruct. If you are a stockholder of record and execute a proxy without indicating your vote, your shares will be voted in accordance with the Board’s recommendations noted in the table above and in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

Beneficial Owners

If you are a beneficial owner, your bank, broker or other nominee will ask you how you wish to have your shares voted. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your bank, broker or other nominee. We, therefore, recommend that you follow the voting instructions in the proxy materials you receive.

Your broker is not permitted to vote on your behalf on the election of directors and any of the other matters to be considered at the Annual Meeting (except on Proposal 2) unless you provide specific instructions. Accordingly, your shares will only be voted on Proposals 1, 3 and 4 if you give instructions to your broker, bank or financial institution.

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects the voting privacy of such individual stockholders. Stockholders’ votes will not be disclosed either within Remark or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation.

Revoking Your Proxy

Stockholders of Record

If you are a registered stockholder, you may revoke your proxy and your voting instructions at any time before it is voted at the Annual Meeting by:

•sending written notice of revocation to our Corporate Secretary;

•delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•voting during the live webcast of the Annual Meeting and voting online. Virtual attendance at the Annual Meeting will not, by itself, revoke a proxy.

Beneficial Owners

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker or nominee and following their instructions for how to do so.

Quorum Required

Conducting business at the Annual Meeting requires a quorum. The presence, either in person or by proxy, of one-third of the voting power of the shares entitled to vote at the Annual Meeting (i.e., one-third of the voting power of the shares of our Common Stock and Voting Preferred Stock issued and outstanding on the Record Date) shall constitute a quorum allowing for the transaction of business. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, one is submitted on your behalf by your bank, broker or other nominee) or if you vote in person at Annual Meeting. Abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum at the meeting. If there is no quorum, the Chairperson of the meeting or the holders of a majority of the shares represented thereat may adjourn the meeting to another date.

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Vote Required and Treatment of Abstentions and Broker Non-Votes

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers (referred to as broker non-votes). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street name, brokers may not vote those shares in matters deemed non-routine. Only Proposal 2 is a routine matter.

Proposal Item		Vote Required for Approval	Votes Per Share Per Class (1)	Effect of Abstentions (or the Withholding of Authority)	Effect of Broker Non-Votes
1	Election of five directors	Plurality - the five director nominees who receive the most “FOR” votes will be elected to serve on the Board	Common Stock: 1 Voting Preferred Stock: 1,000	No Effect	No Effect
2	Ratification of the appointment of Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm for the fiscal year ended December 31, 2024	Number of votes cast in favor exceeds number of votes cast in opposition	Common Stock: 1 Voting Preferred Stock: 1,000	No Effect	No broker non-votes; shares are voted by brokers in their discretion
3	Approval of Amendments to the Remark Holdings, Inc. 2022 Incentive Plan	Number of votes cast in favor exceeds number of votes cast in opposition	Common Stock: 1 Voting Preferred Stock: 1,000	No Effect	No Effect
4	Approval of the redomestication of Remark to the State of Nevada by conversion	Affirmative vote of holders of a majority in voting power of outstanding shares entitled to vote on the matter	Common Stock: 1 Voting Preferred Stock: 1,000	Against	Against

1.The Common Stock and Voting Preferred Stock vote together as a single class.

PROPOSALS TO BE SUBMITTED FOR VOTING

Proposal 1:     Election of Directors

There are five nominees for election to the Board at the Annual Meeting: Theodore P. Botts, Brett Ratner, Daniel Stein, Elizabeth Xu and Kai-Shing Tao. Each nomination for director was based upon the recommendation of our Nominating and Governance Committee and each nominee for director is a current member of the Board. All nominees have consented to be named and have indicated their intent to serve if elected.

Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election. The election of directors will be determined by a plurality of the affirmative (“FOR”) votes present in person or represented by proxy.

The following table and paragraphs set forth information regarding our executive officers and directors, including the business experience for the past five years (and, in some instances, for prior years) of each such executive officer and director.

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Name	Age	Position
Kai-Shing Tao	48	Chief Executive Officer, Principal Financial Officer and Chairman of the Board
Theodore P. Botts	79	Director and Chairman of the Audit Committee
Elizabeth Xu	59	Director
Brett Ratner	55	Director and Chairman of the Compensation Committee
Daniel Stein	48	Director and Chairman of the Nominating and Governance Committee

Executive Officer

Kai-Shing Tao has served as our Chief Executive Officer since December 2012, previously serving as Co-Chief Executive Officer since October 2012, and has served as the principal financial officer since August 2019. He has also served as a member of our Board since 2007 and Chairman of the Board since October 2012. Mr. Tao also has served as Chairman and Chief Investment Officer of Pacific Star Capital Management, L.P. (“Pacific Star Capital”), a private investment group, since January 2004. Prior to founding Pacific Star Capital, Mr. Tao was a Partner at FALA Capital Group, a single-family investment office, where he headed the global liquid investments outside the operating companies. Mr. Tao has been a director of Paradise Entertainment Limited (SEHK: 1180), a Hong-Kong-Stock-Exchange-traded company engaged in casino services and the development, supply and sales of electronic gaming systems, since April 2014. Mr. Tao previously was a director of Playboy Enterprises, Inc. from May 2010 to March 2011. Mr. Tao is a graduate of the New York University Stern School of Business.

Non-Employee Directors

Theodore P. Botts has served as a member of our Board since 2007. Mr. Botts has been the President of Kensington Gate Capital, LLC, a private corporate finance advisory firm, since April 2001. Previously, Mr. Botts served as Chief Financial Officer of StereoVision Entertainment, Inc., a film entertainment company, from July 2007 until September 2008. Prior to 2000, Mr. Botts served in executive capacities at UBS Group and Goldman Sachs in London and New York. Mr. Botts also served on the board of directors and as chairman of the audit committee of INTAC International, Inc. from 2002 until its merger with a predecessor of Remark in 2006. Mr. Botts served as a member of the board and chairman of both the compensation and audit committees of Crystal Peak Minerals (CPMMF) from 2012 to 2018. Mr. Botts is currently a member of the board of Essentia Analytics, a privately held English company which develops and provides behavioral analytics to active portfolio managers. He served from 2003 to 2012 as a member of the Board of Trustees and head of development for REACH Prep, a non-profit organization serving the educational needs of underprivileged African-American and Latino children in Fairfield and Westchester counties. Mr. Botts graduated with highest honors from Williams College and received an MBA from the New York University Stern School of Business.

Brett Ratner has been a member of our Board since March 2017. Mr. Ratner is one of Hollywood's most successful filmmakers. His films have grossed more than $2 billion at the global box office. He has served as an executive producer on films such as the Golden-Globe-winning and Oscar-winning The Revenant, starring Leonardo DiCaprio, executive producer and director of the Golden Globe-nominated FOX series Prison Break, and executive producer of the television series Rush Hour, based on his hit films. Mr. Ratner, along with his business partner James Packer, formed RatPac Entertainment, a film finance and media company, in 2013. Since inception, RatPac Entertainment has co-financed 63 theatrically-released motion pictures exceeding $11.6 billion in worldwide box office receipts. In 2017, he received a coveted star on the Hollywood Walk of Fame. Mr. Ratner received a Bachelor in Fine Arts degree from New York University’s Tisch School of the Arts. He is currently attending Harvard University’s Business School Graduate Program.

Daniel Stein has served as a member of our Board since March 2017. Daniel Stein is currently Senior Vice President of Partnerships, Crossix Analytics (which is part of Veeva Systems) where he oversees all media, enablement and product partnerships. He previously served since 2012 as Senior Vice President of Analytics Services & Product Strategy at Crossix Solutions, Inc., a healthcare and analytics and data company, where he was responsible for driving innovation across the Crossix product suite, including digital and TV-based solutions. Prior to

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joining Crossix, Mr. Stein spent eight years at Digitas and Digitas Health, an advertising agency, where he led the Strategy and Analysis group in New York. At Digitas Health, he built a team focused on leveraging analytics to help pharmaceutical and health-focused clients optimize their marketing plans and partnerships. Mr. Stein brings over 20 years of media, marketing, healthcare and agency experience focusing on products, marketing and innovation. Previously, he worked at Scholastic, where he developed interactive and direct marketing plans to support teachers and parents, and he gained additional healthcare experience at PricewaterhouseCoopers, where he designed and built comprehensive health & welfare systems for large companies. Mr. Stein graduated from the University of Pennsylvania with a B.A. in Economics. He has not served on any other boards or committees in the last five years.

Dr. Elizabeth Xu has served as a member of our Board since 2020. She is the Chief Executive Officer of A2C Leadership Group, Inc., a private leadership education firm, and chairperson of Be the Change Foundation, a public non-profit organization that has been helping K-12 students and working professionals establish their leadership skills. Dr. Xu was named as one of the top 50 diversity leaders in 2020, as one of the Silicon Valley Women of Influence in 2015, as a Female of Executive Year, and has received more than 10 other awards from various organizations. Dr. Xu is an international transformational technology leader and senior business executive with more than 20 years of experience that includes digital transformation through the application of artificial intelligence, Internet-of-Things, and other enterprise technology in multiple businesses. She was a Stanford University lecturer for several years, and she currently serves as an Innovation and Entrepreneurship Advisor at the MIT Sloan School of Management and she sits on the advisory board of Women in Technology International. From 2018 to 2019, Dr. Xu served as the Group CTO at Thailand-based Charoen Pokphand Group (CP Group), one of the world's largest conglomerates, where she drove the company's technology strategy and advancement and oversaw workforce re-training for more than 200 of the company's subsidiaries in various industries. During that time period, she also served as CEO of the CP Group subsidiaries in Thailand and the United States that conducted CP Group's research and development. From 2014 to 2017, Dr. Xu held several leadership roles, including serving as CTO of BMC Software, Inc., a global leader in information technology service management. At BMC, she was responsible for the company's Central Technology Organization and Digital Service Management BU Engineering Organization.

Director Qualifications

The Board comprises a diverse group of leaders in their respective fields. Some of the current directors have senior leadership experience at major domestic and international corporations. In these positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Some of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Other directors have experience as principals in private investment and advisory firms, which brings financial expertise and unique perspectives to the Board. Our directors also have other experience that makes them valuable members, such as experience managing technology and media companies, or developing and pursuing investment or business opportunities in international markets, which provides insight into strategic and operational issues faced by Remark.

The Nominating and Governance Committee believes that the above-mentioned attributes, along with the leadership skills and other experiences of the directors described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Kai-Shing Tao

•Knowledge and experience regarding Remark from serving as our Chief Executive Officer since December 2012

•Global financial industry and investment experience and extensive knowledge of Asian markets as Chief Investment Officer of Pacific Star Capital and a former member of the U.S.-China and U.S.-Taiwan Business Council

•U.S. public company board experience as a former director of Playboy Enterprises, Inc.

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Theodore P. Botts

•Global financial advisory experience and extensive knowledge of the technology sector as President of Kensington Gate Capital, LLC

•Outside board experience as a director and chairman of the audit committee of INTAC International

•Global financial industry experience as an executive at UBS Group and Goldman Sachs

Brett Ratner

•Extensive experience in the entertainment industry, including co-founding and operating a successful film finance and media company

Daniel Stein

•Operational experience leading data monetization efforts for analytics companies, leveraging partnerships with top digital, television and media companies

•Oversees all product strategy for Crossix, a leading technology company currently focused in healthcare

•More than 20 years of media, marketing and agency experience focusing on innovation

Elizabeth Xu

•Senior executive experience as former Group CTO of CP Group and CEO of CP R&D Thailand and USA companies

•Global business experience in operational and governance roles for technology businesses

•Harvard Business School certified board member

Vote Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes present in person or represented by proxy will be elected to the Board (meaning that the five director nominees who receive the highest number of shares voted “for” their election are elected). “Withhold” votes and broker non-votes will have no effect on the election of the nominees.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Proposal 2:     Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Weinberg has served as our independent registered public accounting firm since 2020. A representative of Weinberg is expected to attend the Annual Meeting and be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

The Audit Committee, with the endorsement of the Board, recommends that you ratify that appointment. Although ratification is not required by our bylaws or otherwise, we are submitting the selection of Weinberg to you

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for ratification as a matter of good corporate practice. If the selection is not ratified by a majority of the votes cast on this proposal at the Annual Meeting, our Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Pre-Approval Policies and Procedures

The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which should nonetheless be approved by the Board prior to the completion of the audit. Each year, the Audit Committee approves the independent auditor’s retention to audit our financial statements, including the associated fee, before the filing of the previous year’s Annual Report on Form 10-K. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each such subsequent meeting, the auditor and management may present subsequent services for approval.

The Audit Committee pre-approved all the audit and non-audit-related services provided by our independent registered public accounting firm to us during the fiscal years ended December 31, 2023 and December 31, 2022.

Fees Billed for the 2023 and 2022 Fiscal Years

The following table presents the aggregate fees billed, by type of fee, in relation to services provided to us by Weinberg (in thousands):

	Year Ended December 31,
	2023	2022
Audit	$271	$289
All other fees [1]	23	21
Total	$294	$310

1.The fees billed in this category for 2023 and 2022 primarily represent work related to preparation of registration statements and associated amendments.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to ratify the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will have no effect on the results of the vote on this proposal, and since this proposal is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from the voting.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

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Proposal 3:     Approval of Amendments to Multiple Limit Provisions of the Remark Holdings, Inc. 2022 Incentive Plan

The Remark Holdings, Inc. 2022 Incentive Plan (the “2022 Plan”) was initially approved by the Board in April 2022 and our stockholders in June 2022. The 2022 Plan, as adopted, reserved an aggregate of 1,000,000 shares of Common Stock for issuance thereunder (which number has been adjusted to reflect the 1-for-10 reverse stock split effected on December 21, 2022), and limited the number of shares of Common Stock subject to awards to any individual participant in any year to 300,000 (which number has also been adjusted to reflect the 1-for-10 reverse stock split effected on December 21, 2022). In October 2024, our Board approved, subject to stockholder approval, an amendment to the 2022 Plan to increase the number of shares authorized for issuance thereunder by 29,000,000 shares of Common Stock, and to remove the limit on the number of shares of Common Stock subject to awards to any individual participant in any year. The proposed Amendment No. 1 to the 2022 Plan (the “2022 Plan Amendment”), is attached hereto as Appendix A.

A summary of the 2022 Plan, as proposed to be amended, is set forth below. Such summary is qualified in its entirety by the full text of the proposed 2022 Plan Amendment.

Reasons for the Proposed Amendment

The Board recommends that stockholders vote “FOR” the adoption of the 2022 Plan Amendment to increase the number of authorized shares. In making such recommendation, the Board considered a number of factors, including the following:

•Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The 2022 Plan Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

•Our Board of Directors has determined that there are not sufficient shares of Common Stock available under the 2022 Plan to support the Company’s intended compensation programs.

•We believe that the additional 29,000,000 shares will allow us to meet our compensation goals for current and future years and will provide sufficient authorized shares available under the 2022 Plan for the grant of these awards.

•As discussed further below under “Determination of Shares Available Under the Plan,” the Compensation Committee and the Board believe that the increase in the number of shares of Common Stock available under the 2022 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity incentives, an essential component of our overall compensation program.

Text of the 2022 Plan Amendment

The proposed 2022 Plan Amendment is attached hereto as Annex A. The proposed 2022 Plan Amendment increases the 1,000,000 shares reserved for issuance of awards under the 2022 Plan to 30,000,000 shares, and removes per participant, per year limits on awards issued under the 2022 Plan.

As of [●], 2024, there were only [●] shares of Common Stock available for issuance under the 2022 Plan. We do not believe that the number of awards remaining available for grant under the 2022 Plan is sufficient to enable us to retain and recruit employees, officers, non-employee directors and other individual service providers, and align and increase their interests in our success.

In the event that our stockholders do not approve this proposal, the 2022 Plan Amendment will not become effective and awards will continue to be made under the 2022 Plan to the limited extent that there are available shares of our Common Stock to do so.

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Summary of the 2022 Plan

The following is a summary of certain material features of the 2022 Plan, which remain unchanged from those in effect prior to the 2022 Plan Amendment, since the only change to the 2022 Plan as proposed to be amended by the 2022 Plan Amendment is the increase in the shares available for issuance under the 2022 Plan.

Purpose

The purpose of the Plan is to promote our long-term success by attracting, motivating and retaining employees and directors, as well as advisors and consultants we use, through the use of competitive incentives that are tied to stockholder value. The Plan seeks to align the interests of participants in the Plan with those of our stockholders by providing shares of Common Stock and other incentives to those whose judgment, initiative, and efforts influence the financial success and growth of the business and on whom we largely depend.

The Board of Directors monitors our annual stock compensation Burn Rate, Dilution and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board of Directors’ judgment, is the appropriate amount of stock compensation necessary to attract, reward, and retain employees, consultants and directors. The table below illustrates our Burn Rate, Dilution, and Overhang for 2023, 2022, and 2021.

	2023	2022	2021
Burn Rate[1]	*	1.4%	*
Dilution[2]	16.0%	20.7%	12.0%
Overhang[3]	11.9%	11.2%	6.5%

*Less than one percent.

1.Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(weighted average shares outstanding for that fiscal year).

2.Dilution is (number of shares subject to equity awards + the number of shares available for future awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of share subject to equity awards + number of shares available for future awards).

3.Overhang is (number of shares subject to equity awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

Administration

The Plan is administered by our Compensation Committee, which consists of two or more directors, each of whom qualifies as (i) an independent director under criteria established by the applicable listing standards of Nasdaq and other applicable laws and regulations, (ii) a “non‑employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended and (iii) an “outside director” as defined in Treasury Regulations Section 1.162‑27(e)(3) under the Internal Revenue Code of 1986, as amended (referred to herein as the Code), or if the Compensation Committee does not exist or is unable to act for any reason, the Board. The Compensation Committee has complete authority to determine all provisions of all awards under the Plan, to interpret the Plan, and to make any other determination that it believes necessary and advisable for the proper administration of the Plan. The Compensation Committee’s decisions on matters relating to the Plan will be final and conclusive. The Compensation Committee also has the authority to terminate, amend, suspend or modify the terms of any outstanding awards under the Plan in any manner permitted by the Plan; provided, however, that any recipient of an award adversely affected in any material way by such amended or modified terms has consented to such amendment or modification.

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Eligibility and Participation

Eligible participants in the Plan include employees and nonemployee directors, as well as advisors and consultants Remark uses. The Compensation Committee may select from all eligible individuals those to whom awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each award. In making this determination, the Compensation Committee may consider any factors it deems relevant, including without limitation, the office or position held by a participant or the participant’s relationship to Remark, the participant’s degree of responsibility for and contribution to our growth and success, and the participant’s length of service, promotions and potential. Approximately 25 employees, four nonemployee directors, and 10 advisors or consultants currently are eligible to participate in the 2022 Plan.

Types of Awards

Types of awards that may be granted under the 2022 Plan include cash-based awards, incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. The terms of any award will be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Compensation Committee which sets forth the terms and conditions of an award at the time the award is granted (the “Evidence of Award”). In the event of any inconsistency between the terms of the Evidence of Award and the 2022 Plan, the terms of the 2022 Plan will govern.

Available Shares

Subject to adjustment upon certain corporate transactions or events, as of [●], 2024, the aggregate number of shares of Common Stock that we have authority to issue pursuant to stock awards under the 2022 Plan is 1,000,000 shares. As of [●], 2024, there are [●] shares of Common Stock available for grants that may be made under the 2022 Plan. The 2022 Plan Amendment would increase the number of shares we have authority to issue pursuant to stock awards under the 2022 Plan by 29,00,000 shares to 30,000,000 shares. In addition, subject to adjustment upon certain corporate transactions or events, a participant may not receive awards with respect to more than 300,000 shares of common stock in any year (which number has been adjusted to reflect the 1-for-10 reverse stock split effected on December 21, 2022). If an option or other award granted under the Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards.

Awards Under the Plan

Options. An option granted under the Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option, provided that incentive stock options may be granted only to our eligible employees (as permitted under Sections 422 and 424 of the Code). Upon the grant of an option to purchase shares of common stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of common stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the Plan. The purchase price of each share of common stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of common stock on the date the option is granted. No option shall be exercisable later than the tenth anniversary date of its grant.

Stock Appreciation Rights (SARs). SARs will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. The term of SARs granted under the Plan shall be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no stock appreciation right shall be exercisable later than the tenth anniversary date of its grant.

Restricted Stock and Restricted Stock Units. Shares of restricted stock and/or restricted stock units may be granted under the Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Compensation

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Committee deems desirable. The Compensation Committee may provide in an Evidence of Award that the award of restricted stock is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code. If a participant makes an election pursuant to Section 83(b) of the Code concerning a restricted stock award, the participant shall be required to file promptly a copy of such election with Remark.

Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee shall determine. Each performance unit shall have an initial value that is established by the Compensation Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share of common stock on the date of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant.

Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may involve the transfer of actual shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of shares of common stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Each cash-based award shall specify a payment amount or payment range as determined by the Compensation Committee. Each other stock-based award shall be expressed in terms of shares of common stock or units based on shares of common stock, as determined by the Compensation Committee.

Restrictions on Transferability

Except as otherwise permitted by the Compensation Committee, the awards granted under the Plan are not transferable and may be exercised solely by a participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any award contrary to the provisions set forth in the Plan will be void and ineffective and will give no right to the purported transferee.

Amendment and Termination

Unless sooner terminated as provided therein, the Plan shall terminate ten years from the date that we obtain shareholder approval for the Plan. The Compensation Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Evidence of Award in whole or in part; provided, however, that, without the prior approval of our stockholders and except as provided in instances of adjustments in authorized shares, options or SARs issued under the Plan will not be repriced, replaced, or re-granted through cancellation, or by lowering the option price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

Change in Control

Upon the occurrence of a change in control (as defined under the Plan), the Compensation Committee may accelerate the vesting and exercisability (as applicable) of any outstanding awards, in whole or in part, as determined by the Compensation Committee in its sole discretion. In its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a change in control, each outstanding option or SAR shall terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share subject to such option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to such change in control over the applicable option price or grant price,

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which amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee shall determine in its sole discretion.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain material federal income tax consequences of the equity-related awards that may be granted under the Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences, or any other consequences due to a participant’s particular circumstances. The tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved, and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Incentive Stock Options

In general, a participant does not recognize taxable income at the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. However, upon exercise, the difference between the fair market value of the shares and the exercise price is treated as an item of tax adjustment for purposes of the alternative minimum tax. If a participant does not dispose of shares acquired through the exercise of an incentive stock option in a “disqualifying disposition” (i.e., no disposition occurs within two years from the date of grant nor within one year from the date of exercise of that incentive stock option), then the participant will be taxed only upon the sale of such shares, and any gain or loss then recognized will be taxable as long term capital gain or loss. There is no corresponding tax deduction for the Company on the exercise of an incentive stock option or, if the above holding period requirements are met, on the sale of the underlying shares.

If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), then at the time of disposition the participant will generally recognize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonqualified Stock Options

Options not designated or qualifying as incentive stock options will be nonqualified stock options. In general, there are no federal income tax consequences at the time a nonqualified stock option is granted to a participant. Upon exercise of a nonqualified stock option, the participant will generally recognize ordinary income an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date, and the Company will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant. Any subsequent sale or other disposition of the shares will be capital gain or loss to the participant, and will not result in any deduction for the Company.

Stock Appreciation Rights

In general, no income will be recognized by the participant in connection with the grant of any SAR, and no tax deduction is available to the Company with respect to such grant. The participant will generally include in ordinary income the amount of cash or the fair market value of the shares received on the date of the exercise of the SAR, and the Company generally should be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant.

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Restricted Stock

The grant of restricted stock will, generally, not constitute a taxable event for either a participant or the Company, unless the recipient makes a special election to treat the stock as vested upon the date of grant. Upon vesting (i.e., the shares are no longer subject to a substantial risk of forfeiture or they become transferrable), or deemed vesting upon grant if the special election is made, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares as of such time and the price paid, if any, for the shares, and the Company will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant. Any subsequent sale or other disposition (including forfeiture) of the shares will be capital gain or loss to the participant, and there will be no corresponding deduction for the Company.

Restricted Stock Units

If a participant is granted a restricted stock unit, the participant generally will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a restricted stock unit, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income, and the Company will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant. Any subsequent sale or other disposition of the shares will be capital gain or loss to the participant, and there will be no corresponding deduction for the Company.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction

Other Types of Awards

With respect to other awards under the 2022 Plan, generally, a participant will recognize ordinary income in an amount equal to the payment of cash and/or the fair market value of any other property received, and the Company will generally be entitled to a corresponding and contemporaneous tax deduction.

Section 409A of the Code

It is the Company’s intent that most of the awards under the 2022 Plan comply with or are exempt from Section 409A of the Code.

New Plan Benefits

The grant of options and other awards under the 2022 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group. No awards were granted during 2023 under the 2022 Plan.

Market Price of Shares

As of November [●], 2024, the fair market value of a share of our common stock was $[●].

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Equity Compensation Plan Information

The following table presents certain information as of December 31, 2023 regarding our equity compensation plans (the 2010 Equity Incentive Plan, the 2014 Incentive Plan, the 2017 Incentive Plan, and the 2022 Incentive Plan, all of which were approved by our stockholders):

Plan category	Number of Common Stock Shares to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Plans
Approved by security holders	1,618,851	$30.31	1,213,890
Not approved by security holders	—	$—	—

The 2010 Equity Incentive Plan has expired, but options issued under the plan while it was active remain outstanding.

This table does not include the additional shares proposed to be authorized under the 2022 Plan pursuant to the 2022 Plan Amendment.

See more detailed information regarding our equity compensation plans in Note 16 in the Notes to Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2023.

Vote Required

Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted “for” this proposal must exceed the number of shares voted “against” this proposal). Abstentions and broker non-votes will have no effect on the results of the vote on this proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the amendment to the Remark Holdings, Inc. 2022 Incentive Plan to increase the number of shares of Common Stock available for awards by [●] shares.

Proposal 4:    Approval of the Redomestication of Remark Holdings from the State of Delaware to the State of Nevada by Conversion

Our Board has approved a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) (such conversion of the Delaware Corporation into the Nevada Corporation, the “Redomestication”). The Board recommends that our stockholders approve the Redomestication and adopt the resolution of the Board approving the Redomestication, which is included as Annex B to this Proxy Statement (the “Redomestication Resolution”). Upon the completion of the Redomestication, the Company will become a Nevada corporation and will continue to operate our business under the current name, “Remark Holdings, Inc.” The principal effects of the Redomestication, if approved by our stockholders and effected, will be that:

•The affairs of our company will cease to be governed by Delaware corporation laws and will become subject to Nevada corporation laws.

•The resulting Nevada corporation (referred to in this section as “Remark Nevada”) will be the same entity as our company as currently incorporated in Delaware (referred to in this section as “Remark Delaware”) and

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will continue with all of the rights, privileges and powers of Remark Delaware, will possess all of the properties of Remark Delaware, will continue with all of the debts, liabilities and obligations of Remark Delaware and will continue with the same officers and directors of Remark Delaware immediately prior to the Redomestication, as more fully described below.

•When the Redomestication becomes effective, all our issued and outstanding shares of our capital stock, including our Common Stock and any preferred stock outstanding, will be automatically converted into issued and outstanding shares of common stock or preferred stock, respectively, of Remark Nevada, without any action on the part of our stockholders. The Redomestication will have no effect on the trading of shares of our Common Stock under the same symbol “MARK.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. The Redomestication will not change the respective positions of our company or stockholders under federal securities laws. Shares of our Common Stock that are freely tradable prior to the Redomestication will continue to be freely tradable after the Redomestication, and shares of our Common Stock that are subject to restrictions prior to the Redomestication will continue to be subject to the same restrictions after the Redomestication. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Remark Nevada common stock on the date they acquired their shares of Common Stock of Remark Delaware.

•Upon effectiveness of the Redomestication, all our employee benefit and incentive plans will become Remark Nevada plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Remark Nevada common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Redomestication. In addition, our employment agreements and other employee benefit arrangements also will be continued by Remark Nevada upon the terms and subject to the conditions in effect at the time of the Redomestication.

•Upon effectiveness of the Redomestication, all outstanding warrants or other rights to acquire, or any instruments convertible into, shares of our Common Stock will automatically be converted into a warrant or other right to acquire or instrument convertible into, the same number of shares of Remark Nevada common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Redomestication.

Principal Terms of the Redomestication

The Redomestication would be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) as set forth in the Plan of Conversion, which is included as Annex C to this Proxy Statement. Approval of this Proposal No. 4 will constitute approval of the Plan of Conversion. The Plan of Conversion provides that we will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”).

The Plan of Conversion provides that, upon the Redomestication, (i) each outstanding share of Common Stock of the Delaware Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation, (ii) each outstanding share of Series A preferred stock of the Delaware Corporation will be automatically converted into one outstanding share of Series A preferred stock of the Nevada Corporation, (iii) each outstanding share of Series B preferred stock of the Delaware Corporation will be automatically converted into one outstanding share of Series B preferred stock of the Nevada Corporation. Security holders will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Redomestication, each outstanding stock option, warrant or other right to acquire, or instrument convertible into, shares of Common Stock of the Delaware Corporation will automatically become a stock option, warrant or right to acquire, or instrument convertible into, an equal number of shares of common stock of the Nevada Corporation under the same terms and conditions. Under the Plan of Conversion, Remark Nevada will assume Remark Delaware’s stock option plans, including our 2014 Incentive Plan, adopted on February 17, 2014 and amended on December 23, 2014 and January 11, 2016; our 2017 Incentive Plan, adopted on January 19, 2018; and our 2022 Incentive Plan adopted on July 5, 2022 (the “2022 Plan”), which following the Redomestication will be used by Remark Nevada to make awards to directors, officers and employees of Remark Nevada and others as permitted in the 2022 Plan.

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The Board currently intends that the Redomestication will occur as soon as practicable following the Annual Meeting. If the Redomestication is approved by our stockholders, it is anticipated that the Redomestication will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Conversion to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 262 of the DGCL. However, the Redomestication may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of our Board at any time prior to the Effective Time of the Redomestication, whether before or after the approval by the Company’s stockholders, if our Board determines for any reason that the consummation of the Redomestication should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Reasons for Redomestication

Our Board of Directors believes that there are several reasons why a Redomestication in Nevada is in the best interests of the Company and its stockholders. In particular, the Board believes that the Redomestication will allow the Company to take advantage of certain provisions of the corporate and tax laws of Nevada.

The Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For tax year 2023, we paid approximately $200,000 in Delaware franchise taxes. We anticipate that, if we remain a Delaware corporation, for tax year 2024, our Delaware franchise taxes will continue to be $200,000 (based on our current capital structure and assets). If we reincorporate in Nevada, our annual fees will consist of an annual business license fee of $500, an annual domestic agent representation fee of approximately $[●] and an annual fee based on the number of authorized shares and their par value, which we estimate would equal to $[●].

In addition, the Redomestication may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers. We believe that, for the reasons described below, in general, Nevada law provides greater protection to our directors, officers and our Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Also, Redomestication in Nevada will provide potentially greater protection for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The Redomestication will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or

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officers of the Company. The directors have an interest in the Redomestication to the extent that they will be entitled to such limitation of liability.

Further, a Redomestication in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, as discussed below under “Comparison of Stockholder Rights Before and After the Redomestication.”

The Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, see “Comparison of Stockholder Rights Before and After the Redomestication” below.

Effects of the Redomestication

Following the Redomestication, we will be governed by the NRS instead of the DGCL, and we will be governed by the form of Nevada articles of incorporation (the “Nevada Charter”) and the form of Nevada bylaws (the “Nevada Bylaws”), included as Annex D and Annex E, respectively, to this Proxy Statement. Approval of this Proposal No. 4 will constitute approval of the Nevada Charter (as discussed in additional detail below) and the Nevada Bylaws. Our current amended and restated certificate of incorporation (as amended, the “Delaware Charter”) and our current amended and restated bylaws (as amended, the “Delaware Bylaws”) will no longer be applicable following completion of the Redomestication.

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, following completion of the Redomestication, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Redomestication, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

There will be no change in our business, properties, assets, obligations, or management as a result of the Redomestication. We believe that the Redomestication will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Redomestication.

Our directors and officers immediately prior to the Redomestication will serve as our directors and officers following the completion of the Redomestication. The Redomestication will not affect any change in our business, management or operations or the location of our principal executive offices.

Securities Act Consequences

After the Redomestication, our company will continue to be a public company and the shares of our Common Stock will continue to be quoted on the OTCQX market under the ticker symbol “MARK” without interruption. The shares of Remark Nevada common stock to be issued upon conversion of shares of our Common Stock in the Redomestication are not being registered under the Securities Act. In this regard, we are relying on Rule 145(a)(2) (“Rule 145”) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of Rule 145 by the SEC to the effect that certain changes in the redomiciled corporation’s charter or bylaws in connection with the Redomestication that otherwise could be made only with the approval of stockholders does not render Rule 145 inapplicable. After the Redomestication, Remark Nevada will be a publicly held company, Remark Nevada common stock will continue to be quoted on the OTCQX Best market under the symbol “MARK,” and Remark Nevada will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

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Holders of shares of our Common Stock or Voting Preferred Stock that are freely tradable before the Redomestication will continue to have freely tradable shares of Remark Nevada common stock and Voting Preferred Stock. Stockholders holding so-called “restricted” shares of our Common Stock or Voting Preferred Stock will have shares of Remark Nevada common stock or Voting Preferred Stock that are subject to the same restrictions on transfer as those to which their shares of our Common Stock or Voting Preferred Stock are subject at the time of the Redomestication, and their stock certificates, if surrendered for replacement certificates representing shares of Remark Nevada common stock or Voting Preferred Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Remark Nevada common stock or Voting Preferred Stock on the date they acquired their shares of common stock of Remark Delaware.

Effect of Vote for Redomestication

A vote in favor of this Redomestication proposal is a vote to approve the Plan of Conversion and therefore the Redomestication. A vote in favor of this Redomestication proposal is also effectively a vote in favor of the Nevada Charter and the Nevada Bylaws.

Discretion Not to Consummate Redomestication

The Redomestication may be delayed by the Board of Directors or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Redomestication, whether before or after approval by our stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of our company and stockholders.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the Redomestication, the Redomestication will not be consummated and the Company will continue to be incorporated in Delaware and be subject to the Delaware Charter and Delaware Bylaws.

Material U.S. Federal Income Tax Consequences of the Redomestication to U.S. Holders

The following is a discussion of the material U.S. federal income tax consequences of the Redomestication to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Redomestication. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Redomestication, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

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For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Redomestication.

The Redomestication is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Redomestication qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

•U.S. holders will not recognize any gain or loss as a result of the Redomestication;

•the aggregate tax basis of the shares of Remark Nevada’s common stock deemed received in the Redomestication by a U.S. holder will be equal to the U.S. holder’s aggregate tax basis of the shares of Remark Delaware’s common stock converted therefor;

•the holding period of the shares of Remark Nevada’s common stock deemed received in the Redomestication by a U.S. holder will include the U.S. holder’s holding period of the shares of Remark Delaware’s common stock converted therefor; and

•no gain or loss will be recognized by us as a result of the Redomestication.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Redomestication, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Redomestication.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND I NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL OR NON-U.S. TAX CONSEQUENCES OF THE REDOMESTICATION. ALL STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REDOMESTICATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Appraisal Rights

Our stockholders of record and beneficial owners of our common stock or preferred stock who do not vote in favor of the Redomestication and who properly demand payment for their shares will be entitled to appraisal rights in connection with the Redomestication under Section 262 of the DGCL (“Section 262”).

To assert appraisal rights, stockholders must satisfy all of the conditions in Section 262 of the DGCL discussed below. The following discussion is not a complete statement of the law pertaining to appraisal rights under Section 262 and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Appendix D. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

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Pursuant to Section 262, if you do not wish to accept shares of Remark Nevada, as provided for in the Plan of Conversion, you have the right to seek appraisal of your shares of Remark Delaware common stock and preferred stock and to receive payment in cash for the fair value of your Remark Delaware shares, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. These rights are known as appraisal rights. Stockholders who do not vote in favor of the proposal to adopt the Plan of Conversion and who properly demand appraisal for their shares in compliance with the provisions of Section 262 will be entitled to appraisal rights. Strict compliance with the statutory procedures set forth in Section 262 is required. Failure to follow precisely any of the statutory requirements will result in the loss of your appraisal rights.

Pursuant to Section 262, when a plan of conversion will be submitted for adoption at a meeting of stockholders, the company must notify the stockholders who were stockholders of record on the record date for notice of such meeting, not less than 20 days before the meeting to vote on the conversion, that appraisal rights will be available. A copy of Section 262 must either be included with the notice or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost.

This proxy statement constitutes our notice to our stockholders that appraisal rights are available in connection with the Redomestication and the full text of Section 262 is attached to this proxy statement as Appendix D, in compliance with the requirements of Section 262. If you wish to exercise your appraisal rights, you should carefully review the text of Section 262 contained in Appendix D.

Failure to comply timely and properly with the requirements of Section 262 will result in the loss of your appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of your shares of our common stock, we believe that a stockholder considering the exercise of such rights should seek the advice of legal counsel.

If you (as a stockholder of record or a beneficial owner) wish to demand appraisal of your shares, you must satisfy each of the following conditions: You must deliver to us a proper written demand for appraisal of your shares before the vote is taken to approve this proposal (the written demand must reasonably inform us of the identity of the holder of record of shares of our common stock who intends to demand appraisal of his, her or its shares), you must not vote or submit a proxy in favor of this proposal, and you must hold your shares of our stock from the date of making such demand through the effective time of the Redomestication.

If you fail to comply with any of these conditions and the Redomestication is completed, you will be entitled to receive the Remark Nevada shares for your Remark Delaware shares as provided in the Plan of Conversion, but you will not have appraisal rights with respect to your shares. A proxy card that is submitted and does not contain voting instructions will, unless revoked, be voted “FOR” this proposal, resulting in the loss of the stockholder’s right of appraisal and nullifying any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote “AGAINST” this proposal or abstain from voting on this proposal. Voting against or failing to vote for this proposal by itself does not constitute a demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the Plan of Conversion.

All demands for appraisal should be addressed to c/o Corporate Secretary, Remark Holdings, Inc., 800 S. Commerce St., Las Vegas, Nevada, 89106, and must be delivered to us before the vote is taken to approve the Redomestication at the Meeting, and must be executed by, or on behalf of, the record holder or beneficial owner of the shares of our stock. The demand must reasonably inform us of the identity of the stockholder of record holding the shares for which appraisal is demanded and the intention of the person to demand appraisal of the “fair value” of his, her or its shares and, in the case of a demand made by a beneficial owner, must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of the shares and a statement that such documentary evidence is a true and correct copy of what it purports to be and must provide an address at which such beneficial owner consents to receive notices given by the surviving corporation under Section 262 and to be set forth on the verified list required by Section 262(f) of the DGCL. A stockholder’s or beneficial owner’s failure to deliver to us the written demand for appraisal prior to the taking of the vote on this proposal at the Meeting will result in the loss of appraisal rights.

If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An

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authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record or beneficial owner; however, the agent must identify the record owner or owners (and, if by authorized agent of any beneficial owner or owners, must identify the beneficial owner or owners and otherwise comply with the requirements applicable to appraisal demands made by beneficial owners) and expressly disclose the fact that, in executing the demand, he, she or it is acting as agent. The written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

Within 10 days after the effective time of the Redomestication, we must give notice of the date that the Redomestication became effective to each of our record stockholders and beneficial owners who has made a written demand for appraisal in compliance with Section 262 and who did not vote in favor of this proposal. At any time within 60 days after the effective time of the Redomestication, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s demand and accept shares of Remark Nevada common stock as provided for in the Plan of Conversion for that holder’s shares of Remark Delaware Common Stock by delivering to us a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the Redomestication will require our written approval.

No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder of record or beneficial owner without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If we do not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder of record or beneficial owner who withdraws such stockholder of record’s or beneficial owner’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its shares of our stock determined in any such appraisal proceeding.

Within 120 days after the effective time of the Redomestication, but not thereafter, either we or any stockholder of record or any beneficial owner who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of our stock held by all such stockholders of record or beneficial owners who have properly demanded appraisal. Upon the filing of the petition by a stockholder of record or beneficial owner, service of a copy of such petition shall be made upon us. We have no obligation to file such a petition, nor have we any present intention to file a petition, and holders should not assume that we will file a petition. Accordingly, it is the obligation of the stockholders of record or beneficial owners to initiate all necessary petitions to perfect their appraisal rights in respect of their shares within the time prescribed in Section 262 and the failure of a stockholder of record or beneficial owner to file such a petition within the period specified in Section 262 could nullify such person’s previous written demand for appraisal. In addition, within 120 days after the effective time of the Redomestication, any stockholder of record or beneficial owner who has properly complied with the requirements of Section 262 and who did not vote in favor of this proposal will be entitled to receive from us, upon written request, a statement setting forth the aggregate number of share of our stock not voted in favor of this proposal and with respect to which demands for appraisal have been received and the aggregate number of record holders or beneficial owners of such shares (for which purpose the record holder of shares held by a beneficial owner who have made a demand for appraisal shall not be considered a separate stockholder holder such shares). The statement must be mailed within 10 days after such written request has been received by us or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for appraisal is duly filed by a stockholder of record or beneficial owner and a copy of the petition is delivered to us then we will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders of record and beneficial owners who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to stockholders of record and beneficial owners who have demanded appraisal from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders of record and beneficial owners who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. The Delaware Court of Chancery may require stockholders of record and beneficial owners who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; if any stockholder of record or beneficial owner fails to

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comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder of record of beneficial owner.

After determination of the stockholders entitled to appraisal of their shares, the Delaware Court of Chancery will appraise the shares, determining their fair value as of the effective time of the Redomestication after taking into account all relevant factors, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their shares. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Redomestication through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the Redomestication and the date of payment of the judgment. Notwithstanding anything herein to the contrary, at any time before the entry of judgment in the proceedings, the Company, as the surviving corporation, may pay to each stockholder of record and beneficial owner entitled to appraisal an amount in cash, in which case interest will accrue thereafter only upon the sum of (i) the difference, if any, between the amount paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time.

In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion that does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon us and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder of record or beneficial owner who demanded appraisal rights will not, after the effective time of the Redomestication, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time of the Redomestication.

If no petition for appraisal is filed within 120 days after the effective time of the Redomestication, or if the stockholder of record or beneficial owner otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder of record or beneficial owner to appraisal will cease and that stockholder of record or beneficial owner will be deemed to have been converted at the effective time of the Redomestication into the right to receive the shares of Remark Nevada common shares for his, her or its shares of Remark Delaware Common Stock pursuant to the Plan of Conversion. Inasmuch as we have no obligation to file such a petition, and we have no present intention to do so, any stockholder who desires such a petition to be filed is advised to file it on a timely basis. A stockholder of record or beneficial owner will fail to perfect or effectively lose the right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the Redomestication. In addition, as indicated above, a stockholder of record or beneficial owner may withdraw his, her or its demand for appraisal in accordance with Section 262 and accept the shares Remark Nevada common stock as provided for in the Plan of Conversion.

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Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a stockholder of record or beneficial owner’s statutory appraisal rights. In view of the complexity of Section 262, stockholders of record or beneficial owners who wish to pursue appraisal rights should consult their legal and financial advisors. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, Section 262 of the DGCL will govern.

Accounting Treatment

We expect that the Redomestication will have no effect from an accounting perspective because there is no change in the entity as a result of the Redomestication. As such, our financial statements previously filed with the SEC will remain our financial statements following the Redomestication.

Regulatory Approvals

The Redomestication will not be consummated unless and until stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the certificate of conversion with the Secretary of State of the State of Delaware and the filing of the articles of domestication and the certificate of incorporation with the Secretary of State of the State of Nevada.

Potential Risks and Disadvantages of the Redomestication

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited. As a result, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

Also, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising transactions because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to shareholder rights.

The Company will also incur certain non-recurring costs in connection with the Redomestication, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Redomestication is ultimately completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Redomestication.

Comparison of Stockholder Rights Before and After the Redomestication

As a result of differences between the DGCL and the NRS, as well as differences between the Delaware Charter and the Delaware Bylaws, on the one hand, and the Nevada Charter and the Nevada Bylaws, on the other hand, the Redomestication will effect changes in the rights of our stockholders. Summarized below are material rights of our stockholders (including certain significant differences thereof) prior to and after giving effect to the Redomestication resulting from the differences between the DGCL and the NRS, the Delaware Charter and the Delaware Bylaws and the Nevada Charter and the Nevada Bylaws.

The summary below does not purport to be a complete statement of the respective rights of holders of our Common Stock before and after the Redomestication, and is qualified in its entirety by reference to the DGCL and the NRS, to our Delaware Charter and Delaware Bylaws, and to our Nevada Charter and Nevada Bylaws.

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Provision	DGCL and Delaware Charter and Delaware Bylaws	NRS and Nevada Charter and Nevada Bylaws
Authorized Capital Stock	The authorized capital stock of Remark Delaware consists of 175,000,000 shares of common stock, par value $0.01 per share and 1,000,000 shares of preferred stock, par value $0.001 per share.
The Delaware Charter authorizes the board of directors to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.
The authorized capital stock of Remark Nevada will consist of 175,000,000 shares of common stock, par value $0.01 per share and 1,000,000 shares of preferred stock, par value $0.001 per share.
Our Nevada Charter will authorize the board of directors to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.

Number of Directors	Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.
The Delaware Charter provides that the number of directors shall be fixed in accordance with the Delaware Bylaws then in effect. The Delaware Bylaws provide that the number of directors constituting the entire board shall be not less than one nor more than 15 and shall be fixed from time to time by the board of directors.
Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.
The Nevada Charter provides that the number of directors shall be fixed in accordance with the Nevada Bylaws then in effect. Our Nevada Bylaws will provide that the number of directors constituting the entire board shall be not less than one nor more than 15 and shall be fixed from time to time by the board of directors.

Classified Board	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes divided as equally as possible with staggered terms of office.
Neither the Delaware Charter nor the Delaware Bylaws provide for a classified board of directors.
Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.
Neither the Nevada Charter nor the Nevada Bylaws provide for a classified board of directors.

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Removal of Directors	Under Delaware law, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them.
The Delaware Charter and Bylaws provide that (i) any director, or the entire Board, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of record of outstanding shares representing a majority of the voting power of all the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, and (b) any director may be removed from office at any time, but only for cause, by the affirmative vote of a majority of the entire Board.
Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.
The Nevada Charter and Bylaws will provide that a director may be removed by a vote of at least two-thirds of the voting power of the then outstanding stock entitled to vote generally on the election of directors, voting together as a single class.

Board Action by Written Consent	Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.
The Delaware Charter and the Delaware Bylaws do not change this statutory rule.
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.
The Nevada Charter and the Nevada Bylaws will not change this statutory rule.

Special Meetings of Stockholders	Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
The Delaware Charter and the Delaware Bylaws provide that special meetings of stockholders may be called only by the Board.
Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.
The Nevada Bylaws will provide that special meetings of stockholders may be called only by the Board.

Cumulative Voting	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.
The Delaware Charter does not have a provision granting cumulative voting rights in the election of directors.
Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.
The Nevada Charter will not have a provision granting cumulative voting rights in the election of directors.

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Vacancies	All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.
The Delaware Charter and the Delaware Bylaws provide that any vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors.
All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.
The Nevada Charter and Bylaws will provide that any vacancies on the Board , including vacancies resulting from newly created directorships, may be filled only by the affirmative vote of a majority of the remaining directors.

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Stockholder Quorum/Voting Provisions	Under Delaware law, in the absence of specifications in the certificate of incorporation or bylaws, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.
The Delaware Charter provides that any increase or decrease to the number of authorized shares of any class or classes of our capital stock must be authorized by the affirmative vote of the holders of a majority of the total shares of the common stock outstanding and entitled to vote thereon.
The Delaware Bylaws provide that (1) the holders of one-third (or 33.33%) of the voting power of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, (2) generally, in all matters other than the election of directors, the affirmative vote of the majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be the act of the stockholders, (3) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, and (4) where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Delaware Charter or Delaware Bylaws, the holders of one-third (or 33.33%) of the voting power of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by the statute or by the Delaware Charter or these Delaware Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.
Under Nevada law, in the absence of specifications in the articles of incorporation or bylaws, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes cast at the election.
Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.
The Nevada Bylaws will provide that (1) the holders of one-third (or 33.33%) of the voting power of the outstanding shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, (2) generally, in all matters other than the election of directors, the affirmative vote of the majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be the act of the stockholders, (3) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, and (4) where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Nevada Charter or the Nevada Bylaws, the holders of one-third (or 33.33%) of the voting power of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except where otherwise provided by the statute or by the Nevada Charter or the Nevada Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

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Stockholder Action by Written Consent	Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. Delaware law also requires the corporation to give prompt notice of corporate action taken without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.
The Delaware Charter and the Delaware Bylaws do not allow for an action of the stockholders by written consent without a meeting.
Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.
The Nevada Bylaws will not allow for an action of the stockholders by written consent without a meeting.

Advance Notice of Stockholder Proposals	Delaware law permits a corporation to include in its certificate of incorporation or bylaws provisions requiring advance notice of stockholder proposals.
The Delaware Bylaws provide that, for stockholder nominations related to director elections or other business proposed by a stockholder to be properly brought before any annual meeting of our stockholders, written notice generally must be delivered to our Corporate Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. The Delaware Bylaws also contain certain procedures that must be followed relating to a stockholder director nomination and other proposals of stockholders.
Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.
The Nevada Bylaws will contain substantially the same provisions as the Delaware Bylaws regarding advance notice requirements for stockholder proposals.

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Amendments to the Bylaws	Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.
The Delaware Charter provides that the Board shall have the power to adopt, amend or repeal the Delaware Bylaws. The Delaware Bylaws further provide that the Delaware Bylaws may be altered, amended or repealed at any annual meeting of stockholders, or at any special meeting of holders of shares of stock entitled to vote thereon by a vote of the holders of a majority of the voting power of all outstanding shares of our capital stock entitled to vote thereon.
Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.
The Nevada Charter and the Nevada Bylaws will contain substantially the same provisions as the Delaware Charter and the Delaware Bylaws regarding amendments to the Nevada Bylaws.

Forum for Adjudication of Disputes	The DGCL provides that a corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in the State of Delaware, and no provision of the certificate of incorporation or the bylaws may prohibit bringing such claims in the courts of the State of Delaware. “Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or (ii) as to which this title confers jurisdiction upon the Court of Chancery.
The Delaware Charter and the Delaware Bylaws do not include any such provisions.
The NRS provides that a corporation’s articles of incorporation or bylaws of a corporation may require, to the extent not inconsistent with any applicable law, that (a) any, all or certain concurrent jurisdiction actions must be brought solely or exclusively in the court or courts specified in the requirement; and (b) that internal actions must be brought solely or exclusively in the court or courts specified in the requirement, which must include at least one court in the State of Nevada. However, the NRS further provides that, unless otherwise expressly set forth in the corporation’s articles of incorporation or bylaws, any such requirements must not be interpreted as prohibiting any corporation from consenting, or requiring any corporation to consent, to any alternative forum in any instance.
The Nevada Charter will provide that the Eighth Judicial District Court sitting in Clark County in the State of Nevada (or, if the Eighth Judicial District Court of the State of Nevada lacks jurisdiction, the federal district court for the District of Nevada or other state courts of the State of Nevada) shall be the sole and exclusive forum for certain claims involving our Company.

Summary of Additional Differences of Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Redomestication, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Redomestication. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

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Increasing or Decreasing Authorized Capital Stock

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly increase or decrease the number of issued and outstanding shares of the same class or series without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation, but, unlike some other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of shareholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the shareholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant

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facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

In addition to the factors listed in the NRS, the Nevada Bylaws will include a list of non-exclusive factors that the directors may consider.

The DGCL does not provide a list of statutory factors similar to that of the NRS that corporate directors and officers may consider in making decisions. In a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the shareholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

The Delaware Bylaws do provide a non-exclusive list of factors that the directors may consider in taking any action, including action that may involve or relate to a change or potential change in the control of our Company. This provision of the Delaware Bylaws does not create any duty owed by any director to any person or entity to consider, or afford any particular weight to, any of the enumerated factors or to limit his or her consideration to such factors.

Limitation on Personal Liability of Directors and Officers

The NRS and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

Under the NRS, for a director or officer to be individually liable to the corporation or its shareholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish the duty of loyalty or transactions from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute.

The Nevada Charter will include a provision affirming that our directors and officers shall be limited to the fullest extent permitted by law, and providing that if Nevada law is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each director shall be limited or eliminated to the full extent permitted by Nevada law as so amended from time to time.

The DGCL precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds.

Under Delaware law, the exculpation of officers is authorized only in connection with direct claims brought by shareholders, including class actions; however, the DGCL does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by shareholders in the name of the corporation.

The Delaware Charter states that no Director shall be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except, to the extent provided by applicable law, for liability (i) for breach of the director’s duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Charter further provides

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that if the DGCL is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each director shall be limited or eliminated to the full extent permitted by the DGCL as so amended from time to time.

Indemnification

The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its shareholders, directors or independent counsel must determine that the indemnification is proper.

The NRS also permits corporations to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

The Nevada Bylaws will include substantially similar provisions providing for indemnification, including advancement of expenses, consistent with the NRS.

Both the Delaware Charter and the Delaware Bylaws include substantially similar provisions providing for indemnification, including advancement of expenses, consistent with the DGCL.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation

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or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder. Companies are entitled to opt out of the business combination provisions of the DGCL. We have not opted out of the business combination provisions of Section 203 of the DGCL. However, Section 203 of the DGCL generally only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange or (ii) held of record by more than 2,000 stockholders.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors or unless the combination is approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the NRS. We do not plan to opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. Neither the Nevada Charter nor the Nevada Bylaws will include language opting out of the foregoing provisions.

Acquisition of Controlling Interests

In addition to certain restrictions on business combinations with interested shareholders, Nevada law also protects the corporation and its shareholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special meeting of such shareholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting

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rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future shareholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more shareholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Charter, the Company opts out of these provisions.

Delaware law does not have similar provisions.

Vote Required

The Plan of Conversion has been approved by the Board of Directors. A vote in favor of this Proposal 4 is a vote to approve the Redomestication through the Plan of Conversion, including approval of the Nevada Charter and the Nevada Bylaws.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the redomestication from the State of Delaware to the State of Nevada by conversion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information with respect to the beneficial ownership of our common stock and our Series A Voting Preferred Stock as of November 22, 2024, by:

•each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding common stock our outstanding Series A Voting Preferred Stock;

•each of our directors and named executive officers (“NEOs”); and

•all of our current directors and executive officers as a group.

The amounts and percentages of beneficially-owned Common Stock are reported based upon SEC rules governing the determination of beneficial ownership of securities. The SEC rules:

•deem a person a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or if that person has or shares investment power, which includes the power to dispose of or to direct the disposition of a security;

•deem a person a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, and securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s ownership percentage; and

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•may deem more than one person a beneficial owner of the same securities, and may deem a person a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock and (or) shares of Series A Voting Preferred Stock. The information relating to our 5% beneficial owners is based on information we received from such holders. Percentages of beneficial ownership of our common stock and of our Series A Voting Preferred Stock are based on shares outstanding of 61,362,523 and 150,000, respectively, while the percentage of total voting power is based on 211,362,523 total votes outstanding, with all such share counts and vote totals being as of November 22, 2024.

Except as otherwise noted below, the address of persons listed in the following table is:

c/o Remark Holdings, Inc.
800 S. Commerce St.
Las Vegas, Nevada 89106

	Number of Shares		Percentage of Shares
	Common Stock	Series A Voting Preferred Stock	Common Stock	Series A Voting Preferred Stock	Percentage of Total Voting Power
Persons known to beneficially own more than 5%
Mudrick Capital Management, LP [1]	5,336,515	—	8.0%	—	2.5%
Directors and NEOs
Kai-Shing Tao [2]	975,787	150,000	1.6%	100.0%	71.4%
Theodore Botts [3]	66,982	—	*	—	*
Brett Ratner [4]	35,000	—	*	—	*
Daniel Stein [4]	30,000	—	*	—	*
Elizabeth Xu [4]	15,000	—	*	—	*
All executive officers and directors as a group (5 persons) [5]	1,122,769	150,000	1.8%	100.0%	71.5%

* Represents holdings of less than 1% of shares outstanding.

1.Consists of 5,336,515 shares of common stock issuable upon conversion of the Mudrick Convertible Debentures.

2.Regarding common stock, the number of shares consists of (i) 23,474 shares of common stock held by Mr. Tao, (ii) 398,000 shares of common stock issuable upon exercise of options held by Mr. Tao which are currently exercisable, (iii) 524,631 shares of common stock held by Digipac, (iv) 27,500 shares of common stock held by Pacific Star Capital and (v) 2,182 shares of common stock held by Pacific Star HSW LLC (“Pacific Star HSW”). Mr. Tao, as the manager and a member of Digipac, the Chief Investment Officer and sole owner of Pacific Star Capital, and the control person of Pacific Star HSW, may be deemed to beneficially own the shares of common stock beneficially owned by Digipac, Pacific Star Capital and Pacific Star HSW. Mr. Tao disclaims beneficial ownership of the shares of common stock beneficially owned by Digipac and Pacific Star HSW, except to the extent of his pecuniary interest therein. Regarding the 150,000 shares of Series A Voting Preferred Stock, we and Mr. Tao entered into a Voting Agreement dated October 31, 2024, pursuant to which Mr. Tao is permitted to vote in accordance with the recommendations of our Board of Directors on certain Voting Proposals. We will automatically redeem the shares of Series A Voting Preferred Stock on July 28, 2025, or we may redeem the shares of Series A Voting Preferred Stock at any time prior to the July 28, 2025.

3.Includes 45,000 shares of common stock issuable upon exercise of options.

4.Consists of shares of common stock issuable upon exercise of options.

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5.Consists of 599,769 shares of common stock and 523,000 shares of common stock issuable upon exercise of options.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the regulations promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file forms with the SEC to report their ownership of the Company’s shares and any changes in ownership. We have reviewed all forms filed electronically with the SEC during, and with respect to, fiscal 2023. Based on that review, we believe that all of our directors, executive officers and holders of more than 10% of our stock filed on a timely basis all reports that they were required to file under Section 16(a) during fiscal 2023, except for one late Form 4 filing made by Theodore Botts on June 23, 2023 reporting two transactions.

CORPORATE GOVERNANCE

Director Independence

The Board has determined that all of our current non-employee directors are independent within the meaning of SEC and Nasdaq rules. The Board has also determined that all directors serving on the Audit Committee, Nominating and Governance Committee and Compensation Committee are independent within the meaning of SEC and Nasdaq rules.

Board and Committee Meetings

During the fiscal year ended December 31, 2023:

•the Board held four meetings;

•the Audit Committee held four meetings;

•the Compensation Committee held one meeting; and

•the Nominating and Governance Committee held one meeting.

Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period in which such individual served as a director, and (ii) the total number of meetings held by all committees of the Board on which such director served, during the period in which such individual served as a director. We have no written policy regarding director attendance at annual meetings of stockholders. Of our directors, only the Chairman of the Board attended our previous annual meeting of stockholders.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. We describe the three committees, the charters of which are available on our website at https://remarkholdings.com/ir.html#governance, below.

Audit Committee. The Audit Committee is comprised of directors who satisfy the SEC and Nasdaq audit committee membership requirements, and is governed by a Board-approved charter that contains, among other things, the committee’s membership requirements and responsibilities. The committee’s responsibilities include, but are not limited to:

•appointing, overseeing the work of, determining compensation for, and terminating or retaining the independent registered public accounting firm which audits our financial statements, including assessing such firm’s qualifications and independence;

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•establishing the scope of the annual audit, and approving any other services provided by public accounting firms;

•providing assistance to the Board in fulfilling the Board’s oversight responsibility to the stockholders, the investment community and others relating to the integrity of our financial statements and our compliance with legal and regulatory requirements;

•overseeing our system of disclosure controls and procedures, and our system of internal controls regarding financial accounting, legal compliance and ethics, which management and our Board established; and

•maintaining free and open communication with our independent auditors, our internal accounting function and our management.

Our Audit Committee is comprised of Messrs. Botts and Stein and Dr. Xu, each of whom is independent under applicable Nasdaq listing standards and Rule 10A-3 under the Exchange Act. Mr. Botts serves as Chairman of the Audit Committee.

The Board determined that Mr. Botts is an audit committee financial expert, as defined under the Exchange Act. The Board made a qualitative assessment of Mr. Botts’s level of knowledge and experience based on a number of factors, including his experience as a financial professional.

Compensation Committee. The Compensation Committee’s responsibilities include, but are not limited to:

•determining all compensation for our CEO;

•reviewing and approving corporate goals relevant to the compensation of our CEO, and evaluating the CEO’s performance in light of those goals and objectives;

•reviewing and approving the compensation of other executive officers;

•reviewing and approving objectives relevant to the compensation of other executive officers, and the executive officers’ performance in light of those objectives;

•administering our equity incentive plans;

•approving severance arrangements and other applicable agreements for executive officers, and consulting generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where Board or stockholder action is contemplated with respect to the adoption of or amendments to such plans; and

•making recommendations on organization, succession, the election of officers, use of consultants and similar matters where Board approval is required.

Our Compensation Committee is comprised of Mr. Ratner and Dr. Xu, each of whom is independent under applicable Nasdaq listing standards and are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act. Mr. Ratner serves as Chairman of the Compensation Committee.

Nominating and Governance Committee. The Nominating and Governance Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance. The committee’s responsibilities include, but are not limited to:

•assessing the size, structure and composition of the Board and its committees;

•coordinating evaluation of the Board’s performance and reviewing the Board’s compensation; and

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•screening candidates considered for election to the Board.

When screening candidates for Board membership, the committee concerns itself with the composition of the Board with regard to depth of experience, balance of professional interests, required expertise and other factors. The committee evaluates prospective nominees that it identifies or which are referred to it by other Board members, management, stockholders or external sources, as well as evaluating all self-nominated candidates.

The committee has not formally established any specific, minimum qualifications that each candidate for the Board must meet, or specific qualities or skills that one or more directors must possess or a diversity policy. However, the committee, when considering a candidate, will factor into its determination the following qualities of a candidate:

•educational background

•diversity of professional experience, including whether the person is a current or former CEO or CFO of a public company or the head of a division of a large international organization

•knowledge of our business

•integrity

•professional reputation

•strength of character

•mature judgment

•relevant technical experience

•diversity

•independence

•wisdom

•ability to represent the best interests of our stockholders

The committee may also consider such other factors as it may deem to be in the best interests of Remark and its stockholders.

The committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. For more information on how stockholders can nominate candidates for election as directors, see “Stockholder Proposals” below.

The committee identifies nominees by first evaluating incumbent directors, with skills and experience that are relevant to our business and who are willing to continue in service. Such a practice balances the value of continuity of service with that of obtaining a new perspective. If an incumbent director up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the committee identifies the skills and experience desired of a new nominee in light of the criteria above. Current members of the committee and Board will be polled for suggested candidates. Research may also be performed to identify qualified individuals. If the committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates, including, if appropriate, a third-party search firm.

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Our Nominating and Governance Committee is comprised of Messrs. Ratner and Stein and Dr. Xu, each of whom is independent under applicable Nasdaq listing standards. Mr. Stein serves as Chairman of the Nominating and Governance Committee.

Board Leadership Structure

Kai-Shing Tao, our Chairman of the Board and CEO, leads the Board. Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and for Remark, including but not limited to whether it is appropriate to separate the roles of Chairman of the Board and Chief Executive Officer. In making these determinations, the Board considers numerous factors, including our specific needs and our strategic direction and the size and membership of the Board at the time. The Board has determined that having one person serve as both the Chairman of the Board and the Chief Executive Officer is presently in the best interest of Remark and its stockholders given our transformational and growth needs. At present, the Board believes that its current structure effectively maintains independent oversight of management and that having a lead independent director is unnecessary. The Board has the ability to quickly adjust its leadership structure should business or managerial conditions change.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Clawback Policy
The Board has adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.
The Compensation Committee shall determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable Company plan or program, including base salary, bonuses or commissions and compensation previously deferred by the executive officer.

Hedging and Pledging Policies

Remark maintains a policy on insider trading that prohibits Remark directors, officers and employees from directly or indirectly entering into any hedging or monetization transactions with respect to Remark securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. The insider trading policy does allow directors, officers and employees to place Remark securities in a margin account as collateral for a margin loan or pledge Remark securities as collateral for a loan, provided,

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however, that they submit a request for pre-approval to the Company's compliance officer at least three business days prior to the proposed execution of documents evidencing such pledge or placement in a margin account. Pre-approval may be granted by the compliance officer where the director, officer, or employee clearly demonstrates the financial capacity to repay the loan without resort to the Remark securities being pledged or held in the margin account.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, officers and directors. A copy of the Code of Ethics is publicly available on our website at https://remarkholdings.com/docs/HSWI_Code_of_Business_conduct.pdf. Amendments to the Code of Ethics or any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will also be disclosed on our website.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)
c/o Corporate Secretary
Remark Holdings, Inc.
800 S. Commerce St.
Las Vegas, Nevada 89106

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by Remark regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee
c/o Corporate Secretary
Remark Holdings, Inc.
800 S. Commerce St.
Las Vegas, Nevada 89106

Certain Relationships and Related Transactions

All related-party transactions are required to be reviewed and approved by the Audit Committee. Such policy and procedures are set forth in the Audit Committee charter.

During 2022, Mr. Tao made a series of informal, short-term, non-interest-bearing loans to us totaling approximately $2.3 million. Such loans have been repaid in full during 2022 and 2023 and no amount of such loans remains outstanding as of the date of this Proxy Statement.

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AUDIT COMMITTEE REPORT

The Audit Committee reviews Remark’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, the public reporting process and establishing and maintaining an effective system of internal control over financial reporting. Remark’s independent registered public accounting firm is engaged to audit and express an opinion on the conformity of Remark’s financial statements to generally accepted accounting principles and applicable rules and regulations.

In this context, the Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2023, with management and with Weinberg, Remark’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that Remark’s consolidated financial statements and related footnotes for the fiscal year ended December 31, 2023 were prepared in accordance with generally accepted accounting principles.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Audit Committee has discussed with Weinberg (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, and (ii) the independence of Weinberg from the Company and management. Weinberg has provided the Audit Committee the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent accountant communicating with the Audit Committee concerning independence.

Based on the reviews and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Remark’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Audit Committee

Theodore P. Botts (Chairman)
Daniel Stein
Elizabeth Xu

EXECUTIVE COMPENSATION

Kai-Shing Tao, our Chairman of the Board, Chief Executive Officer and Principal Financial Officer, was our only NEO for 2023.

Summary Compensation Table

The following table presents the dollar amounts of compensation earned by Mr. Tao during the years noted:

Name and Principal Position	Year	Salary[1]	Total
Kai-Shing Tao (Chairman, CEO and PFO)	2023	$350,000	$350,000
	2022	350,000	350,000

1.During 2023 and 2022, Mr. Tao elected to defer approximately $150,000 and $68,000, respectively, of his salary to future periods.

Employment Agreements

Mr. Tao is an “at will” employee and we do not have employment agreements with Mr. Tao.

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Outstanding Equity Awards at Fiscal Year-End

Mr. Tao did not receive any equity awards during the year ended December 31, 2023. The following table presents information regarding Mr. Tao’s unexercised options to purchase our Common Stock as of December 31, 2023 (all stock awards to Mr. Tao were fully vested as of December 31, 2023):

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date
Kai-Shing Tao	130,000	$78.10	01/19/2028
	18,000	19.90	06/20/2027
	150,000	40.40	11/09/2026
	35,000	41.00	08/18/2025
	65,000	42.90	07/28/2025

Equity Incentive Plans

We have granted stock options and restricted stock under our 2010 Equity Incentive Plan adopted June 15, 2010, our 2014 Incentive Plan adopted on February 17, 2014 and amended on December 23, 2014 and January 11, 2016, and our 2017 Incentive Plan adopted on January 19, 2018. The amount of stock options or shares of stock we grant to recipients generally depends upon their particular position with Remark and their achievement of certain performance metrics established by the Board. The Compensation Committee must approve all grants.

Director Compensation

The Compensation Committee periodically awards our non-employee directors with equity-based compensation. The non-employee directors did not receive any equity awards or other compensation during the year ended December 31, 2023. As of December 31, 2023, none of our non-employee directors owned unvested shares of restricted Common Stock, but owned options to purchase shares of Common Stock, all of which were fully vested and exercisable, as noted in the following table:

Number of Common Stock Shares Issuable Upon Exercise of Outstanding Stock Options
Theodore Botts	47,785
Brett Ratner	35,000
Daniel Stein	30,000
Elizabeth Xu	15,000

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Pay Versus Performance

We are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain aspects of our financial performance. For the most recently completed fiscal year, we did not use any financial performance measures to link the compensation paid to Mr. Tao, our principal executive officer (“PEO”) with our financial performance. Because Mr. Tao is our only NEO, we have not included information under the heading Pay Versus Performance regarding non-PEO NEOs that would have otherwise been required.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Value of Initial $100 Investment Based on Total Stockholder Return (3)	Net Income (Loss) (in thousands) (4)
2023	$350,000	$350,000	$3	$(29,147)
2022	350,000	350,000	6	(55,483)
2021	350,000	350,000	52	27,472

1.The dollar amounts reported are the amounts of total compensation reported for Mr. Tao (our PEO) for each corresponding year in the Total column of the Summary Compensation Table.

2.Because i) the last stock option or stock award granted to Mr. Tao vested in full prior to January 1, 2021, ii) Mr. Tao did not forfeit any stock options or stock awards during the years ended December 31, 2023, 2022 and 2021, and iii) we have never issued any dividends on our common stock, no adjustments were necessary to the amounts reported in the table in the column Summary Compensation Table PEO Total.

3.Cumulative total stockholder return (“TSR”) is determined based on the value of an initial fixed investment of $100 in our common stock at December 31, 2020.

4.The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable year.

The charts below show the relationship of compensation actually paid to our PEO versus the cumulative total stockholder return and versus our net income. Amounts in the tables are shown in thousands, except for cumulative total stockholder return.

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PEO CAP vs. Cumulative TSR
$100
$50
$0
Cumulative TSR
$400
$350
$300
$250
$200
PEO Compensation Actually Paid (000s)
$350
$350
$350
$52
$6
$3
12/31/21
12/31/22
12/31/23
PEO CAP
Cumulative TSR

PEO CAP vs. Net Income
$50,000
$0
$-50,000
$-100,000
Net Income (000s)
$400
$350
$300
$250
$200
PEO Compensation Actually Paid (000s)
$27,472
$350
$350
$350
$-55,483
$-29,147
12/31/21
12/31/22
12/31/23
PEO CAP
Cumulative TSR

All information provided herein under the heading Pay Versus Performance will not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language included in any such filing, except to the extent we specifically incorporate such information by reference.

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OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if any other matter is properly brought before the Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Remark will be voted in accordance with the discretion of the proxyholder.

.
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Remark stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: c/o Corporate Secretary, Remark Holdings, Inc., 800 S. Commerce St., Las Vegas, Nevada, 89106 or by calling us at 702-701-9514. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals for inclusion in the proxy materials relating to the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary no later than [●], so we may include such proposals in our proxy statement and form of proxy relating to the 2025 Annual Meeting. Such proposals must meet the requirements of SEC Rule 14a-8 to be eligible for inclusion in our 2025 proxy materials.

Our Bylaws provide that, for stockholder nominations related to director elections or other business proposed by a stockholder to be properly brought before any annual meeting of our stockholders, written notice generally must be delivered to our Corporate Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. As a result, stockholders who intend to present proposals at the 2025 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on October 1, 2025 and no later than the close of business on October 31, 2025. However, in the event that the date of the 2025 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from December 20, 2025, notice by the stockholder to be timely must be delivered not earlier than the ninetieth (90th) day prior to the 2025 Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to the 2025 Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also contain certain procedures that must be followed relating to a stockholder director nomination and other proposals of stockholders.

In addition to the requirements contained in our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 31, 2025 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting). If the date of the 2025 Annual Meeting date is changed by more than 30 days before or after December 16, 2025, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

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PROXY SOLICITATION

We are making this solicitation of proxies on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other of our employees who will receive no additional compensation therefor.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

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ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 30, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Remark Holdings, Inc., a Delaware corporation (the “Company” or “Remark”), hereby appoints Kai-Shing Tao with full power of substitution, as proxy, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of Stockholders to be held at 1:00 p.m. ET, on December 30, 2024 (the “Annual Meeting”) via the Internet at https://meetnow.global/[●] and any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

The Board recommends a vote FOR each nominee listed in Proposal 1.

1. Election of Directors.

Theodore P. Botts    FOR ☐ WITHHOLD ☐
Elizabeth Xu        FOR ☐ WITHHOLD ☐
Brett Ratner        FOR ☐ WITHHOLD ☐
Daniel Stein        FOR ☐ WITHHOLD ☐
Kai-Shing Tao        FOR ☐ WITHHOLD ☐

The Board recommends a vote FOR Proposal 2.

2. To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board recommends a vote FOR Proposal 3.

3. To approve the Amendment to the Remark Holdings, Inc. 2022 Incentive Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board recommends a vote FOR Proposal 4.

4. To approve the Redomestication of Remark Holdings, Inc. to the State of Nevada by Conversion.

FOR ☐ AGAINST ☐ ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting virtually.

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ANNEX A

Amendment No. 1 to Remark Holdings, Inc. 2022 Incentive Plan

Section 4.1 of the Remark Holdings, Inc. 2022 Incentive Plan is hereby replaced in its entirety with the following:

4.1    Number of Shares Available for Awards.

(a)Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be 30,000,000 Shares, all of which can be Incentive Stock Options.

(b)Of the Shares reserved for issuance under Section 4.1(a) of the Plan, all of the reserved Shares may be issued pursuant to Full Value Awards.

Section 4.3 of the Remark Holdings, Inc. 2022 Incentive Plan is hereby replaced in its entirety with the following:

4.3Reserved.

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